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             Incorporated Under The Laws Of The State of Minnesota

   NUMBER                                                       SHARES
                                                           CUSIP  742580 10 3
                                                               SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS

                             PRINTWARE, INC.
                    AUTHORIZED NUMBER OF SHARES 15,000,000



THIS CERTIFIES THAT

IS THE OWNER OF

           FULLY PAID AND NON-ASSESSABLE SHARES OF NO PAR VALUE COMMON STOCK OF


                               PRINTWARE, INC.

subject to the terms referred to on the reverse side of this Certificate, transferable only on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

   IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

   Dated:


               SECRETARY                      PRESIDENT


                           PRINTWARE, INC.
                              CORPORATE
                                SEAL
                              MINNESOTA


COUNTERSIGNED:

    American Securities Transfer & Trust, Inc.
      P.O. Box 1596
    Denver, Colorado 80201

By _______________________________________________
   Transfer Agent & Registrar Authorized Signature


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                         PRINTWARE, INC.

   The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series authorized to be issued, so far as they have been determined, and the authority of the Board of Directors to determine the relative rights and preference of subsequent series.

   The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM -as tenants in common              UNIF GIFT MIN ACT-..Custodian...
   TEN ENT -as tenants by the entireties                       (Cust)   (Minor)
   JT TEN  -as joint tenants with right of        under Uniform Gifts to Minors
           survivorship and not as tenants        Act .........................
           in common                                            (State)

       Additional abbreviations may also be used though not in the above list.
________________________________________________________________________________

For Value Received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
/                            /

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
______________________________________________________________ attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated   _____________________


                 ______________________________________________________________

                 ______________________________________________________________
                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed:


_________________________________
The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.